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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report (Date of earliest event reported):  September 29, 2005

                                                          MFB Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                      Indiana                                     0-23374
(State or Other Jurisdiction of Incorporation)        (Commission File Number)
                     35-1907258
       (IRS Employer Identification No.)

4100 Edison Lakes Parkway, Suite 300, P.O. Box 528, Mishawaka, IN          46546
                      (Address of Principal Executive Offices)        (Zip Code)

                                     (574) 277-4200
                      (Registrant's Telephone Number, Including Area Code)

                                                             N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On September 29, 2005, the Board of Directors of MFB Corp. (the "Company") amended the Company's 1997 Stock Option Plan (the "1997 Plan") and 2002 Stock Option Plan (the "2002 Plan") to delete the prohibition on exercising an option within six months of the date of grant. The forms of option agreements for grants under these Plans also were amended to reflect the change. Copies of the amendments to these plans and the amended forms of option agreements are attached as exhibits to this Current Report on Form 8-K.

         Subsequent to the amendment of the plans, the Stock Compensation Committee granted on September 29, 2005 non-qualified options under the 2002 Plan for 5,000 shares of the Company's common stock at an exercise price of $25.50 per share to each of the Company's seven outside directors. These options have terms of ten years and one day and are exercisable in full upon grant. In addition, the Stock Compensation Committee granted on September 29, 2005 a non-qualified option under the 1997 Plan for 9,000 shares of the Company's common stock and a non-qualified option under the 2002 Plan for 24,000 shares of the Company's common stock. Each of these options has an exercise price of $25.50. They each have a term of ten years and one day and are exercisable in full upon grant. After the award of these options there are no further options available for grant under any of the Company's stock option plans at this time.

Item 9.01.        Financial Statement and Exhibits

(c) Exhibits.

  EXHIBIT NO.                                  DESCRIPTION
     10.1               Amendments to the MFB Corp. 1997 Stock Option Plan and
                                         2002 Stock Option Plan
     10.2               Form of Non-Qualified Stock Option Agreement for
                                         Directors
     10.3               Form of Non-Qualified Stock Option Agreement for
                                         Employees
     10.4               Form of Incentive Stock Option Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: October ____, 2005                            MFB CORP.


                                              By: /s/ Terry L.Clark
                                                 Terry L. Clark, Vice President
                                                          and Controller

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION                               LOCATION
10.1          Amendments to 1997 Stock Option Plan and      Attached
                      2002 Stock Option Plan

10.2          Form of Non-Qualified Stock Option Agreement  Attached
                      for Directors

10.3          Form of Non-Qualified Stock Option Agreement  Attached
                      for Employees

10.4          Form of Incentive Stock Option Agreement      Attached

                                                                   Exhibit 10.1

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                                    MFB CORP.
                               SEPTEMBER 29, 2005


         RESOLVED, that the fourth sentence of Section 5(c) of the MFB Corp. 1997 Stock Option Plan (the "1997 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 1997 Option Plan be effective with respect to stock options granted on and after the date hereof.

         RESOLVED, that the fourth sentence of Section 5(c) of the MFB Corp. 2002 Stock Option Plan (the "2002 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 2002 Option Plan be effective with respect to stock options granted on and after the date hereof.

                                                                    Exhibit 10.2

                                                                       Date Here


                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                   UNDER THE MFB CORP. _____ STOCK OPTION PLAN
                                  FOR DIRECTORS

Optionee Name:

You are hereby granted the option to purchase a total of 0,000 shares of the Common Stock, without par value ("Common Stock"), of MFB Corp. ("MFB") over the next ten years and one day pursuant to MFB's _____Stock Option Plan (the "Plan"), on the following terms and conditions:

1. The purchase price of the shares of Common Stock subject to this option is $00.00 per share. You must pay this purchase price in cash at the time this option is exercised; provided, however that, with the approval of MFB's Stock Compensation Committee (the "Committee"), you may exercise your option by tendering to MFB whole shares of MFB's Common Stock owned by you, or any combination of whole shares of MFB's Common Stock owned by you and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the option is exercised by you. For this purpose, any shares so tendered shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices on the nearest date before and the nearest date after the date of exercise of the option), as reported in The Wall Street Journal or a similar publication selected by the Committee. To exercise this option, you must send written notice to MFB's Secretary at the address noted in Section 10 hereof. Such notice shall state the number of shares in respect of which the option is being exercised, shall identify the option exercised as a non-qualified stock option, and shall be signed by the person or persons so exercising the option. Such notice shall be accompanied by payment of the full cash option price for such shares or, if the Committee has authorized the use of the stock swap feature provided for above, such notice shall be followed as soon as practicable by the delivery of the option price for such shares. Certificates evidencing shares of Common Stock will not be delivered to you until payment has been made. Under certain circumstances, the Plan permits you to deliver a notice to your broker to deliver the cash to MFB upon the receipt of such cash from the sale of MFB Common Stock. Contact the Secretary of MFB for further information about this procedure if you are interested in it.

2. The term of this option (the "Option Term") shall be for a period of ten years and one day from the date of this letter, subject to earlier termination as provided in paragraphs 3 and 4 hereof. When the option becomes exercisable with respect to any shares of Common Stock, those shares may be purchased at any time, or from time to time, in whole or in part, until the Option Term expires, but in no case may fewer than 100 such shares be purchased at any one time, except to purchase a residue of fewer than 100 shares.

3. If you are no longer a director or director emeritus of MFB because of any reason other than death or disability, you may exercise this option, to the extent it was exercisable at the date you ceased to be a director, in whole or in part at any time within six (6) months after such date, but not later than the date upon which this option would otherwise expire. If you cease to be a director or director emeritus of MFB because of your disability, you may exercise this option in whole or in part at any time within one (1) year after the date you ceased to be a director or director emeritus by reason of such disability, whether or not the option was exercisable at such date, but not later than the date upon which this option would otherwise terminate.

4. If you die while serving as a director or director emeritus of MFB, within six months after you are no longer a director or director emeritus of MFB for reasons other than disability, or within one (1) year after the date you ceased to be a director or director emeritus by reason of your disability, this option may be exercised in whole or in part by your executor, administrator, or estate beneficiaries at any time within one (1) year after the date of your death but not later than the date upon which this option would otherwise expire, whether or not the option was otherwise exercisable at the date of your death.

5. This option is non-transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. It may be exercised only by you or your guardian, if any, or, if you die, by your executor, administrator, or beneficiaries of your estate who are entitled to your option.

6. All rights to exercise this option will expire, in any event, ten years and one day from the date of this letter.

7. Certificates evidencing shares issued upon exercise of this option may bear a legend setting forth among other things such restrictions on the disposition or transfer of the shares of MFB as MFB may deem consistent with applicable federal and state laws.

8. Nothing in this option shall restrict the right of MFB or its shareholders to terminate your service as a director at any time with or without cause.

9. This option is subject to all the terms, provisions and conditions of the Plan, which is incorporated herein by reference, and to such regulations as may from time to time be adopted by the Committee. A copy of the Plan has been furnished to you and an additional copy may be obtained from MFB. In the event of any conflict between the provisions of the Plan and the provisions of this letter, the terms, conditions and provisions of the Plan shall control, and this letter shall be deemed to be modified accordingly.

10. All notices by you to MFB and your exercise of the option herein granted, shall be addressed to MFB Corp., 4100 Edison Lakes Parkway, Suite 300, P.O. Box 528, Mishawaka, Indiana 46546, Attention: Secretary, or such other address as MFB may, from time to time, specify.

11. This option may not be exercised until MFB has been advised by counsel that all other applicable legal requirements have been met.


                                                     Very truly yours,

                                                     MFB CORP.

                                  By:      ___________________________________

Accepted on the date above written:

-----------------------------

Optionee Name

                                                                    Exhibit 10.3

                                                                      Date Here

                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                     UNDER MFB CORP. _____ STOCK OPTION PLAN
                                  FOR EMPLOYEES

Optionee Name:

You are hereby granted the option to purchase a total of 00000 shares of the Common Stock, without par value ("Common Stock"), of MFB Corp. ("MFB") over the next ten years pursuant to MFB's _____ Stock Option Plan (the "Plan"), on the following terms and conditions:

1. The purchase price of the shares of Common Stock subject to this option is $00.00 per share. You must pay this purchase price in cash at the time this option is exercised; provided, however that, with the approval of MFB's Stock Compensation Committee (the "Committee"), you may exercise your option by tendering to MFB whole shares of MFB's Common Stock owned by you, or any combination of whole shares of MFB's Common Stock owned by you and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the option is exercised by you. For this purpose, any shares so tendered shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices on the nearest date before and the nearest date after the date of exercise of the option), as reported in The Wall Street Journal or a similar publication selected by the Committee. To exercise this option, you must send written notice to the MFB's Secretary at the address noted in Section 12 hereof. Such notice shall state the number of shares in respect of which the option is being exercised, shall identify the option exercised as an incentive stock option, and shall be signed by the person or persons so exercising the option. Such notice shall be accompanied by payment of the full cash option price for such shares or, if the Committee has authorized the use of the stock swap feature provided for above, such notice shall be followed as soon as practicable by the delivery of the option price for such shares. Certificates evidencing shares of Common Stock will not be delivered to you until payment has been made. Under certain circumstances, the Plan permits you to deliver a notice to your broker to deliver the cash to MFB upon the receipt of such cash from the sale of MFB Common Stock. Contact the Secretary of MFB for further information about this procedure if you are interested in it.

2. The term of this option (the "Option Term") shall be for a period of ten years from the date of this letter, subject to earlier termination as provided in paragraphs 3 and 4 hereof. This option may be exercised at any time, or from time to time, in whole or in part, until the Option Term expires, but in no case may fewer than 100 such shares be purchased at any one time, except to purchase a residue of fewer than 100 shares.

 3. If you cease to be an employee of MFB or any of its subsidiaries for any reason other than retirement, permanent and total disability, or death, this option shall forthwith terminate. If your employment by MFB or any of its subsidiaries is terminated by reason of retirement (which means such termination of employment as shall entitle you to early or normal retirement benefits under any then existing pension plan of MFB or one of its subsidiaries), you may exercise this option in whole or in part within three years after such retirement, whether or not the option was otherwise exercisable at the date of such retirement, but not later than the date upon which this option would otherwise expire; provided, however, that if you are a director or a director emeritus of MFB at the time of your retirement, you may exercise this option in whole or in part until the later of (a) three years after your date of retirement or (b) six months after your service as a director and/or director emeritus terminates, but not later than the date upon which this option would otherwise expire. If you cease to be an employee of MFB or any of its subsidiaries because of your permanent and total disability, you may exercise this option in whole or in part at any time within one year after such termination of employment by reason of such disability, but not later than the date upon which this option would otherwise expire.

4. If you die while employed by MFB or any of its subsidiaries, within three years after the termination of your employment because of retirement (or, if later, six months following your termination of service as a director or director emeritus of MFB), or within one year after the termination of your employment because of permanent and total disability, this option may be exercised in whole or in part by your executor, administrator, or estate beneficiaries at any time within one (1) year after the date of your death but not later than the date upon which this option would otherwise expire.

5. This option is nontransferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. It may be exercised only by you or your guardian, if any, or, if you die, by your executor, administrator, or beneficiaries of your estate who are entitled to your option.

 6. All rights to exercise this option will expire, in any event, ten years from the date of this letter.

7. Certificates evidencing shares issued upon exercise of this option may bear a legend setting forth among other things such restrictions on the disposition or transfer of the shares of MFB as MFB may deem consistent with applicable federal and state laws.

8. Nothing in this option shall restrict the right of MFB or its subsidiaries to terminate your employment at any time with or without cause.

9. This option is subject to all the terms, provisions and conditions of the Plan, which is incorporated herein by reference, and to such regulations as may from time to time be adopted by the Committee. A copy of the Plan has been furnished to you and an additional copy may be obtained from MFB. In the event of any conflict between the provisions of the Plan and the provisions of this letter, the terms, conditions and provisions of the Plan shall control, and this letter shall be deemed to be modified accordingly.

 10. You agree to advise MFB immediately upon any sale or transfer of any shares of Common Stock received upon exercise of this option to the extent such sale or transfer takes place prior to the later of (a) two years from the date of grant or (b) one year from the date of exercise of this option.

11. All notices by you to MFB and your exercise of the option herein granted, shall be addressed to MFB Corp., 121 South Church Street, Post Office Box 528, Mishawaka, Indiana 46546, Attention: Secretary, or such other address as MFB may, from time to time, specify.

12. This option may not be exercised until MFB has been advised by counsel that all other applicable legal requirements have been met.


                                            Very truly yours,

                                            MFB CORP.

                     By: ___________________________________

Accepted on the date above written:

-----------------------------

Optionee Name

                                                                   Exhibit 10.4

                                                             Date Here

                                     FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT
                     UNDER MFB CORP. _____ STOCK OPTION PLAN

Optionee Name:

You are hereby granted the option to purchase a total of 0,000 shares of the Common Stock, without par value ("Common Stock"), of MFB Corp. ("MFB") over the next ten years pursuant to MFB's _____ Stock Option Plan (the "Plan"), on the following terms and conditions:

1. The purchase price of the shares of Common Stock subject to this option is $00.00 per share. You must pay this purchase price in cash at the time this option is exercised; provided, however that, with the approval of MFB's Stock Compensation Committee (the "Committee"), you may exercise your option by tendering to MFB whole shares of MFB's Common Stock owned by you, or any combination of whole shares of MFB's Common Stock owned by you and cash, having a fair market value equal to the cash exercise price of the shares with respect to which the option is exercised by you. For this purpose, any shares so tendered shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices on the nearest date before and the nearest date after the date of exercise of the option), as reported in The Wall Street Journal or a similar publication selected by the Committee. To exercise this option, you must send written notice to the MFB's Secretary at the address noted in Section 12 hereof. Such notice shall state the number of shares in respect of which the option is being exercised, shall identify the option exercised as an incentive stock option, and shall be signed by the person or persons so exercising the option. Such notice shall be accompanied by payment of the full cash option price for such shares or, if the Committee has authorized the use of the stock swap feature provided for above, such notice shall be followed as soon as practicable by the delivery of the option price for such shares. Certificates evidencing shares of Common Stock will not be delivered to you until payment has been made. Under certain circumstances, the Plan permits you to deliver a notice to your broker to deliver the cash to MFB upon the receipt of such cash from the sale of MFB Common Stock. Contact the Secretary of MFB for further information about this procedure if you are interested in it.

2. The term of this option (the "Option Term") shall be for a period of ten years from the date of this letter, subject to earlier termination as provided in paragraphs 3 and 4 hereof. This option may be exercised at any time, or from time to time, in whole or in part, until the Option Term expires, but in no case may fewer than 100 such shares be purchased at any one time, except to purchase a residue of fewer than 100 shares.

 3. If you cease to be an employee of MFB or any of its subsidiaries for any reason other than retirement, permanent and total disability, or death, this option shall forthwith terminate. If your employment by MFB or any of its subsidiaries is terminated by reason of retirement (which means such termination of employment as shall entitle you to early or normal retirement benefits under any then existing pension plan of MFB or one of its subsidiaries), you may exercise this option in whole or in part within three years after such retirement, whether or not the option was otherwise exercisable at the date of such retirement, but not later than the date upon which this option would otherwise expire; provided, however, that if you are a director or a director emeritus of MFB at the time of your retirement, you may exercise this option in whole or in part until the later of (a) three years after your date of retirement or (b) six months after your service as a director and/or director emeritus terminates, but not later than the date upon which this option would otherwise expire. If you cease to be an employee of MFB or any of its subsidiaries because of your permanent and total disability, you may exercise this option in whole or in part at any time within one year after such termination of employment by reason of such disability, but not later than the date upon which this option would otherwise expire.

4. If you die while employed by MFB or any of its subsidiaries, within three years after the termination of your employment because of retirement (or, if later, six months following your termination of service as a director or director emeritus of MFB), or within one year after the termination of your employment because of permanent and total disability, this option may be exercised in whole or in part by your executor, administrator, or estate beneficiaries at any time within one (1) year after the date of your death but not later than the date upon which this option would otherwise expire.

5. This option is nontransferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. It may be exercised only by you or your guardian, if any, or, if you die, by your executor, administrator, or beneficiaries of your estate who are entitled to your option.

 6. All rights to exercise this option will expire, in any event, ten years from the date of this letter.

7. Certificates evidencing shares issued upon exercise of this option may bear a legend setting forth among other things such restrictions on the disposition or transfer of the shares of MFB as MFB may deem consistent with applicable federal and state laws.

8. Nothing in this option shall restrict the right of MFB or its subsidiaries to terminate your employment at any time with or without cause.

9. This option is subject to all the terms, provisions and conditions of the Plan, which is incorporated herein by reference, and to such regulations as may from time to time be adopted by the Committee. A copy of the Plan has been furnished to you and an additional copy may be obtained from MFB. In the event of any conflict between the provisions of the Plan and the provisions of this letter, the terms, conditions and provisions of the Plan shall control, and this letter shall be deemed to be modified accordingly.

10. This Stock Option Agreement is intended to grant an option which meets all of the requirements of incentive stock options as defined in Section 422A of the Internal Revenue Code. Subject to and upon the terms, conditions and provisions of the Plan, each and every provision of this Agreement shall be administered, construed and interpreted so that the option granted herein shall so qualify as an incentive stock option. Each provision of this Stock Option Agreement which would prevent this option from qualifying as an incentive stock option, if any, shall be void.

11. You agree to advise MFB immediately upon any sale or transfer of any shares of Common Stock received upon exercise of this option to the extent such sale or transfer takes place prior to the later of (a) two years from the date of grant or (b) one year from the date of exercise of this option.

12. All notices by you to MFB and your exercise of the option herein granted, shall be addressed to MFB Corp., 4100 Edison Lakes Parkway, Suite 300, Post Office Box 528, Mishawaka, Indiana 46546, Attention: Secretary, or such other address as MFB may, from time to time, specify.

13. This option may not be exercised until MFB has been advised by counsel that all other applicable legal requirements have been met.


                                            Very truly yours,

                                            MFB CORP.

                     By: ___________________________________

Accepted on the date above written:

-----------------------------

Optionee Name
INDS01 CVS 795268v1